SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) July 18, 2005
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                                  INTRAC, INC.
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             (Exact name of registrant as specified in its charter)


          Nevada                     0-31114                     88-0471759
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(State or other jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)


          130 West 42nd Street, 12th Floor, New York, New York     10036
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          (Address of principal executive offices)               (zip code)


       Registrant's telephone number, including area code - (212) 554-4550
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                                       N/A
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          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
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APPOINTMENT OF PRINCIPAL OFFICERS
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          (d) On July 18, 2005, Intrac, Inc. (the "Company" or "our" or "we"),
issued a press release announcing that on July 11, 2005, its Board of Directors increased the number of directors to six persons and elected Dr. William P. Peters a Director of the Company to fill the vacancy created by the increase in the number of directors. Dr. Peters also was elected a Director of Innovative Drug Delivery Systems, Inc., a wholly-owned subsidiary of the Company.

          Upon his election as a Director of the Company, Dr. Peters was granted a stock option, under our 2004 Omnibus Stock Incentive Plan, to purchase 50,000 shares of our common stock at an exercise price $2.60 per share, vesting over three years commencing one year from grant. This stock option is an automatic grant under the Plan upon a person becoming a director of the Company. Other than the foregoing stock option, Dr. Peters does not have any beneficial interest in our securities. Dr. Peters has not and will not receive any compensation as a result of his serving as a director of the Company, other than directors' fees.

          The election of Dr. Peters to the Board was not subject to any arrangement or understanding between the Company and Dr. Peters. He will be on the management slate of directors for the 2005 Annual Meeting of Stockholders. He has not been appointed to any Committee of the Board. Any Committee appointment would be made by the newly-elected Board after the Stockholders Meeting. During the past two years, Dr. Peters has not had any transactions with the Company.

          There is no family relationship among our officers and directors and Dr. Peters. Dr. Mermelstein, our President and a director, serves on the Board of Directors of Adherex.

          A copy of the press release announcing Dr. Peters' election as a Director of the Company is attached as an exhibit to this Report. The information in the press release is incorporated herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

     (c)   99.1   Press Release, dated July 18, 2005.


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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         INTRAC, INC.


                                         By: /s/ Fred H. Mermelstein
                                             -----------------------------
                                             Fred H. Mermelstein,
                                             President


Dated: July 18, 2005


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                                  EXHIBIT INDEX
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EXHIBIT
NUMBER     EXHIBIT
-------    -------

99.1       Press Release, dated July 18, 2005.